Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Schedule Of Purchase Price Allocation

Accounts receivable	$27,674
Inventory	7,575
Other assets	8,148
Accounts payable and other liabilities	(21,703)
Deferred revenues	(48,457)
Intangible assets	36,944
Goodwill (tax deductible)	43,856

Total purchase price	$54,037

Components Of Intangible Assets Associated With Nokia Acquisition

	Fair value	Useful life
Customer relationships (1)	$11,909	2 years
Core technology (2)	20,058	3 years
In-Process research and development (3)	2,741
Backlog	1,280	0.5 years
Trade names (4)	956	3 years

Total intangible assets	$36,944

(1)	Customer relationships represent the underlying relationships and agreements with Nokia's installed customer base.

(2)	Core technology represents a combination of Nokia processes, patents and trade secrets related to the design and development of its products. This proprietary know-how can be leveraged to develop new technology and improve the Company's products.

(3)	In-process research and development ("IPR&D") represents incomplete Nokia research and development projects that had not reached technological feasibility and had no alternative future use as of the date of the acquisition. The asset was fully amortized in 2010 as the Company abandoned the development efforts.

(4)	Trade names value represents the recognition value of Nokia's brand name as a result of advertising expenditures for customer relations and the technological development to provide consistent, leading edge products and a strong research and development commitment by the Company.

Schedule Of Condensed Combined Pro Forma Information

Year ended December 31, 2009
Unaudited
Revenues (*)	$971,993

Net income	$368,788

Basic earnings per share	$1.76

Diluted earnings per share	$1.74

(*)	Nokia revenues prior to the acquisition date were denominated in currencies other than the US dollar; such revenues were re-measured into US dollars in accordance with ASC 830.